Property and Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

Note 4 – Property and Equipment, net

Property and equipment include the following:

	December 31,
	2018	2017
Medical equipment	$345,963	$446,506
Furniture and fixtures	120,925	121,625
Computer software and equipment	80,748	78,190
Office equipment	12,979	2,848
Leasehold improvements	304,661	304,661
	865,276	953,830
Less: accumulated depreciation	(690,041)	(625,983)
Property and equipment, net	$175,235	$327,847

During the years ended December 31, 2018 and 2017, depreciation expense amounted to $165,481 and $184,365, respectively. Depreciation expense is reflected in general and administrative expenses and research and development expenses in the consolidated statements of operations. During the year ended December 31, 2018, the Company disposed of an aggregate of $101,423 of fully depreciated property and equipment.